SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                -------------------------------------------------

                      December 24, 2002 (December 18, 2002)
                      -------------------------------------



                                  ARMITEC, INC.


Delaware                            0-11419                         22-2435595
--------                            -------                         ----------
(State or other                 (Commission File                   (IRS Employer
jurisdiction of                       No.)                            ID No.)
incorporation)



                    4479 Atlanta Road, Smyrna, Georgia 30080
                    ----------------------------------------
                    (Address of principal executive offices)



                                  770-432-8140
                                  ------------
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         The registrant has engaged Tauber & Balser, PC as its principal accountant as of December 18, 2002. The registrant's former accountant, Porter Keadle Moore, LLP, resigned as of November 22, 2002, as reported on the registrant's current report on Form 8-K filed on December 5, 2002. The decision to engage Tauber & Balser, PC was approved by the registrant's Board of Directors.

         During the two most recent fiscal years of the registrant ended December 31, 2001 and the subsequent interim period to date hereof, the registrant did not consult with Tauber & Balser, PC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         ARMITEC, INC.
                                                                    (Registrant)


Dated: December 24, 2002                 By /s/ Bruce R. Davis
                                            ------------------------------------
                                            Bruce R. Davis
                                            President